UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023

LONGDUODUO COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-260951	37-2018431
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

419 Floor 4, Comprehensive Building

Second Light Hospital, Ordos Street

Yuquan District, Hohhot, Inner Mongolia, China

(Address of Principal Executive Office) (Zip Code)

86 (0472) 510-4980

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LDDD	OTC Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On March 2, 2023 the Board of Directors of the Registrant voted to increase the number of members of the Board from two to four. To fill the resulting vacancies, the Board appointed Jin Guoqing and Li Zhijie. Information concerning Messrs. Jin and Li follows:

Jin Guoqing. Mr. Jin has been employed by Shenzhen Zhigong Certified Public Accountants since 2011, and currently serves as Supervisor for that firm. Mr. Jin was awarded a Bachelor's Degree by Guangdong University of Petrochemical Technology in 2008, and in 2011 earned a Collegiate Degree from the Universal College of Learning in New Zealand. Mr. Jin served as a member of the Board of Directors of JRSIS Health Care Corporation from 2018 to 2020. Mr. Jin is 37 years old.

Li Zhijie. Mr. Li has been employed as an accountant by Baotou Cultural Industry Association, Baotou Education Bureau, Baotou Education Service Center, Inner Mongolia Actually Real Estate Development Group Co., Ltd. and Inner Mongolia No. 1 Pasture Food Co., Ltd. Mr. Li has also been employed as a legal advisor by the Baotou City Jiuyuan District Baiyin Shiller Sub-district Office in Erdaoxa Henan Village. Mr. Li was awarded a Master Degree in Law by the Inner Mongolia University. He is a member of the China Association for Promoting Democracy and CPPCC member of Kundulun District, Baotou. Mr. Li alse serves as Legal Director of the Inner Mongolia Shuoda Law Firm, President of Jiuyuan District People's Mediation Association in Baotou, and a member of the All China Lawyers Association. Mr. Li is 39 years old.

On March 2, 2023 the Registrant’s Board of Directors adopted the “Charter of the Audit Committee of the Board of Directors of Longduoduo Company Limited.” Jin Guoqing and Li Zhijie were appointed to serve as the initial members of the Audit Committee. Mr. Jin and Mr. Li are each an independent director. The Board of Directors has determined that Guoqing Jin is an audit committee financial expert, as defined in the Rules of the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1	Charter of the Audit Committee of the Board of Directors of Longduoduo Company Limited
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Longduoduo Company Limited

Date: March 2, 2023	By:	/s/ Zhou Hongxiao
Zhou Hongxiao, CEO

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